Exhibit 99.1

Crane Co. Refutes CIRCOR’s Unrealistic Plan;

Urges Shareholders to Tender their Shares and Demand the CIRCOR Board of Directors Engage with Crane Co.

•	CIRCOR’s revised, short-term business plan is not credible and fails to show path to standalone value creation in excess of Crane’s offer

•	Crane Co.’s all-cash offer at $45 per share remains the clear best option and provides certain value at a significant premium for CIRCOR shareholders

Stamford, Conn. – June 25, 2019 – Crane Co. (NYSE: CR), a diversified manufacturer of highly engineered industrial products, today filed a detailed response to CIRCOR International, Inc.’s (NYSE: CIR) (“CIRCOR”) revised business plan. Crane Co.’s analysis underscores its belief that CIRCOR’s claims are highly unrealistic and illustrates why its superior, all-cash offer of $45 per share represents the best option for CIRCOR shareholders.

Max Mitchell, Crane Co. President and Chief Executive Officer commented, “CIRCOR’s short-term plan, while expected, is yet another set of empty promises. This, coupled with CIRCOR’s track record of repeatedly missing its own targets, significant underperformance, and value destruction, make it extremely clear that Crane Co.’s $45 per share offer represents the superior option, with certain and attractive value.”

He continued, “CIRCOR shareholders have both publicly and privately expressed their frustration with CIRCOR’s ability to drive value for them. We urge them to tender their shares to encourage CIRCOR’s Board to engage with us in good faith negotiation.”

Brief Overview of Crane Co.’s Analysis of CIRCOR’s Latest Strategic Plan

•	CIRCOR’s plan is based on highly unrealistic performance assumptions. CIRCOR’s plan assumes EBITDA growth of 37% by 2020, a level of performance that is unlikely given CIRCOR’s track record.

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CIRCOR’s aspirational plan should be viewed skeptically given its history of empty promises. CIRCOR has repeatedly failed to achieve its own performance targets, missing all five-year targets set in 2014, including organic revenue growth, adjusted operating margin, adjusted EPS, and Free Cash Flow. Even though CIRCOR’s new 2020 targets are lower than the 2020 targets it set in 2017, weak performance since 2017 suggests it will also likely miss the revised goals.

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The Time is Now: Crane Co.’s approaches to CIRCOR in 2011 and 2013 were rebuffed under different market conditions, both times with the excuse that CIRCOR’s standalone business prospects were superior. Since that time, CIRCOR has substantially missed its self-set financial objectives. Given current market conditions, CIRCOR’s excessive debt burden makes the new plan seem even more implausible.

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CIRCOR’s organizational disruption will make any turnaround even more unlikely. CIRCOR has had significant turnover across top management, with three CFOs, nine vice president turnovers, four Energy Segment Heads, and three Aerospace Segment Heads since 2013.

Crane Co. remains confident that the certainty of its fully financed, all-cash offer at a significant premium is the best outcome for CIRCOR shareholders. Crane Co. urges CIRCOR shareholders to tender their shares into the tender offer.

For more information on Crane Co.’s analysis of CIRCOR’s plan, CIRCOR shareholders should refer to https://www.craneco.com/circor-information.

Any questions or requests for the Offer to Purchase or other materials related to the tender offer may be directed to Innisfree M&A Incorporated, 212-750-5833.

Advisors

Wells Fargo Securities is acting as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as legal advisor to Crane.

About Crane Co.

Crane Co. is a diversified manufacturer of highly engineered industrial products. Founded in 1855, Crane Co. provides products and solutions to customers in the chemicals, oil & gas, power, automated payment solutions, banknote design and production and aerospace & defense markets, along with a wide range of general industrial and consumer related end markets. The company has four business segments: Fluid Handling, Payment & Merchandising Technologies, Aerospace & Electronics and Engineered Materials. Crane Co. has approximately 12,000 employees in the Americas, Europe, the Middle East, Asia and Australia. Crane Co. is traded on the New York Stock Exchange (NYSE:CR). For more information, visit www.craneco.com.

Forward-Looking Statements – Disclaimer

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives regarding the future financial performance of Crane Co. (the “Company”) and CIRCOR and are subject to significant risks and uncertainties. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of a potential transaction between the Company and CIRCOR, including the risk that the potential transaction may not occur, and the risk that any announcements relating to the potential transaction could have adverse effects on the market price of the Company’s or CIRCOR’s common stock. Any discussions contained in this communication, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in these forward-looking statements. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), and will be found in the definitive proxy statement that may be filed with the SEC by CIRCOR if a negotiated transaction is agreed to. Such reports are available on the SEC’s website ( www.sec.gov ). The Company does not undertake to update any forward-looking statements.

Additional Information and Where to Find It

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other offer materials) filed by the Company and its subsidiary, CR Acquisition Company, with the SEC on June 17, 2019, as amended, and which will be further amended as necessary. INVESTORS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. Investors may obtain the tender offer statement on Schedule TO, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com). The Offer to Purchase, the related Letter of Transmittal and other offer materials may also be obtained for free by contacting the Information Agent for the tender offer, Innisfree M&A Incorporated at (888) 750-5834 (toll-free for stockholders) or (212) 750-5833 (collect for banks and brokers).

This press release shall not constitute a solicitation of a proxy from any stockholder. This communication relates only to a proposal that the Company has made for a business combination with CIRCOR. In furtherance of the acquisition proposal, and subject to future developments, the Company and CIRCOR may file additional relevant materials with the SEC, including that CIRCOR may file a preliminary proxy statement on Schedule 14A if a negotiated transaction is agreed to. Following the filing of the definitive proxy statement with the SEC (if and when available), CIRCOR will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com).

Investor Contacts:

Jason D. Feldman

Director, Investor Relations

203-363-7329

superiorvalue@craneco.com

www.craneco.com

Scott Winter / Larry Miller / Gabrielle Wolf

Innisfree M&A Incorporated

212-750-5833

Media Contacts:

Tom Davies / Molly Morse

Kekst CNC

212-521-4873 / 212-521-4826

Tom.davies@kekstcnc.com /

Molly.morse@kekstcnc.com